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                                                                   EXHIBIT 10.41

                        [LETTERHEAD OF LOCKHEED MARTIN]

                                        APRIL 1, 1998


CalComp Technology, Inc.
CalComp, Inc.
c/o CalComp Technology, Inc.
2411 W. LaPalma Avenue
Anaheim, California 92601
Attention: Chief Financial Officer

Re: Amended and Restated Revolving Credit Agreement ("Credit Agreement"), dated as of December 20, 1996 and amended as of March 20, 1998, among CalComp Technology, Inc. and CalComp Inc. (collectively, the "Borrowers") and Lockheed Martin Corporation (the "Lender")


Lender hereby waives its rights under Section 2.1(c) of the Credit Agreement through January 31, 1999 and agrees not to terminate the Credit Agreement under the provisions of Section 2.1(c) prior to such date.

This waiver shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to any conflict of laws provisions of such laws. In accordance with Section 8.2(a) of the Credit Agreement, this waiver shall be effective only upon execution by both the Borrowers and the Lender.


                                        Lockheed Martin Corporation

                                        By /s/ WALTER E. SKOWRONSKI
                                           ----------------------------
                                           Walter E. Skowronski
                                           Vice President and Treasurer


Agreed.
CalComp Technology, Inc.

By: /s/ JOHN J. MILLERICK
    ------------------------------
Name: John J. Millerick
      ----------------------------
Title: Senior Vice President & CFO
       ---------------------------


CalComp Inc.

By: /s/ JOHN J. MILLERICK
    ------------------------------
Name: John J. Millerick
      ----------------------------
Title: Senior Vice President & CFO
       ---------------------------